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                                                                   EXHIBIT 10.11

                                                          Customer Number: 33141
                                                            Lessee Number: 33143

                                                MASTER EQUIPMENT LEASE AGREEMENT

         THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of November 28, 2000 is made by and between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., having an address at 54 State Street, Albany, New York 12207 ("Lessor"), and SYNAPTICS INCORPORATED, a California corporation with its principal place of business at 2381 BERING DRIVE, SAN JOSE, CA 95131 ("Lessee").

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Equipment, subject to and upon the terms set forth herein. Each Equipment Schedule shall constitute a separate and enforceable lease incorporating all the terms of this Master Equipment Lease Agreement as if such terms were set forth in full in such Equipment Schedule. In the event that any term of any Equipment Schedule conflicts with or is inconsistent with any term of this Master Equipment Lease Agreement, the terms of the Equipment Schedule shall govern.

2. DISCLAIMER OF WARRANTIES. LESSOR MAKES NO (AND SHALL NOT BE DEEMED TO HAVE MADE ANY) WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN, OPERATION OR CONDITION OF, OR THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE STATE OF TITLE THERETO OR OF ANY COMPONENT THEREOF, THE ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AND LESSOR HEREBY DISCLAIMS THE SAME; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS LEASED TO LESSEE "AS IS" AND ALL SUCH RISKS, IF ANY, ARE TO BE BORNE BY LESSEE. NO DEFECT IN, OR UNFITNESS OF, THE EQUIPMENT, OR ANY OF THE OTHER FOREGOING MATTERS, SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION HEREUNDER. LESSEE HAS MADE THE SELECTION OF THE EQUIPMENT FROM THE SUPPLIER BASED ON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, MAINTENANCE OR DEFECT IN THE EQUIPMENT OR THE OPERATION THEREOF. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER UNDER THE UCC OR OTHERWISE), INCLUDING, WITHOUT LIMITATION, ANY LOSS, COST OR DAMAGE TO LESSEE OR OTHERS ARISING FROM ANY OF THE FOREGOING MATTERS, INCLUDING, WITHOUT LIMITATION, DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY OR NON-PERFORMANCE OF THE EQUIPMENT. ANY WARRANTY BY THE SUPPLIER IS HEREBY ASSIGNED TO LESSEE BY LESSOR FOR THE TERM OF THE LEASE WITHOUT RECOURSE. SUCH WARRANTY SHALL NOT RELEASE LESSEE FROM ITS OBLIGATION TO LESSOR TO PAY RENT, TO PERFORM ALL OTHER OBLIGATIONS HEREUNDER AND TO KEEP, MAINTAIN AND SURRENDER THE EQUIPMENT IN THE CONDITION REQUIRED BY SECTIONS 12 AND 13 HEREOF. Lessee's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between Lessor and Lessee that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Lessee, and Lessee shall not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters; provided, however, that nothing contained herein shall in any way bar, reduce or defeat any claim that Lessee may have against the Supplier or any other person (other than Lessor).

3. NON-CANCELABLE LEASE. THIS LEASE IS A NET LEASE AND LESSEE'S OBLIGATION TO PAY RENT AND PERFORM ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES WHATSOEVER (INCLUDING WITHOUT LIMITATION THE BANKRUPTCY OF LESSOR) AND SHALL NOT BE SUBJECT TO ANY RIGHT OF SET OFF, COUNTERCLAIM, DEDUCTION, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST THE SUPPLIER, LESSOR OR ANY OTHER PARTY. LESSEE SHALL


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HAVE NO RIGHT TO TERMINATE (EXCEPT AS EXPRESSLY PROVIDED HEREIN) OR CANCEL THIS
LEASE OR TO BE RELEASED OR DISCHARGED FROM ITS OBLIGATION HEREUNDER FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DEFECTS IN, DESTRUCTION OF, DAMAGE TO OR INTERFERENCE WITH ANY USE OF THE EQUIPMENT (FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WAR, ACT OF GOD, STRIKE OR GOVERNMENTAL REGULATION), THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY (OR ANY ALLEGATION THEREOF) OF THIS LEASE OR ANY PROVISION HEREOF, OR ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER FORESEEN OR UNFORESEEN.

4. DEFINITIONS. Unless the context otherwise requires, as used in this Lease, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:
"Applicable Law" shall mean all applicable Federal, state, local and foreign laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority.
"Appraisal Procedure" shall mean the following procedure for obtaining an appraisal of the Fair Market Sales Value or the Fair Market Rental Value. Lessor shall provide Lessee with the names of three independent Appraisers. Within ten
(10) business days thereafter, Lessee shall select one of such Appraisers to perform the appraisal. The selected Appraiser shall be instructed to perform its appraisal based upon the assumptions specified in the definition of Fair Market Sales Value or Fair Market Rental Value, as applicable, and shall complete its appraisal within twenty (20) business days after such selection. Any such appraisal shall be final, binding and conclusive on Lessee and Lessor and shall have the legal effect of an arbitration award. Lessee shall pay the fees and expenses of the selected Appraiser.
"Appraiser" shall mean a person engaged in the business of appraising property who has at least ten (10) years' experience in appraising property similar to the Equipment.
"Authorized Signer" shall mean any officer of Lessee, set forth on an incumbency certificate (in form and substance satisfactory to Lessor) delivered by Lessee to Lessor, who is authorized and empowered to execute the Lease Documents. "Certificate of Acceptance" shall mean a certificate of acceptance, in form and substance satisfactory to Lessor, executed and delivered by Lessee in accordance with Section 7 hereof.
"Default" shall mean any event or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.
"Default Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.
"Equipment" shall mean an item or items of property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to this Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Lessor's interest therein, if any.
"Equipment Group" shall consist of all Items of Equipment listed on a particular Equipment Schedule.
"Equipment Location" shall mean the location of the Equipment, as set forth on an Equipment Schedule, or such other location (approved in writing by Lessor) as Lessee shah from time to time specify in writing.
"Equipment Schedule" shall mean each equipment lease schedule from time to time executed by Lessor and Lessee with respect to an Equipment Group, pursuant to and incorporating by reference all of the terms of this Master Equipment Lease Agreement.
"Event of Default" shall have the meaning specified in Section 22 hereof.
"Fair Market Rental Value" or "Fair Market Sale Value" shall mean the value of each Item of Equipment for lease or sale, unless otherwise specified herein as determined between Lessor and Lessee, or, if Lessor and Lessee are unable to agree, pursuant to the Appraisal Procedure, which would be obtained in an arms-length transaction between an informed and willing lessor or seller (under no compulsion to lease or sell) and an informed and willing lessee or buyer (under no compulsion to lease or purchase). In determining the Fair Market Rental Value or Fair Market Sale Value of the Equipment, (a) such Fair Market Rental Value or Fair Market Sale Value shall be calculated on the assumption that the Equipment is in the condition and repair required by Sections 12 and 13



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hereof, and (b) there shall be excluded from the calculation thereof the value of any Upgrade made pursuant to Section 14 hereof in which the Lessor does not hold an interest.
"GAAP" shall have the meaning specified in Section 31 hereof.
"Governmental Action" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment.
"Governmental Authority" shall mean any foreign, Federal, state, county, municipal or other governmental authority, agency, board or court.
"Guarantor" shall mean any guarantor of Lessee's obligations hereunder.
"Initial Term Expiration Date" shall have the meaning set forth in the Equipment Schedule associated therewith. "Item of Equipment" shall mean each Item of the Equipment.
"Lease", "hereof", "herein" and "hereunder" shall mean, with respect to an Equipment Group, this Master Equipment Lease Agreement and the Equipment Schedule on which such Equipment Group is described, including all addenda attached thereto and made a part thereof.
"Lease Documents" shall mean this Lease and all other documents prepared by Lessor and now or hereafter executed in connection therewith.
"Lessor Assignee" shall have the meaning specified in Section 15 hereof.
"Lessor Expense" shall have the meaning specified in Section 26 hereof.
"Lessor Transfer" shall have the meaning specified in Section 15 hereof. "Liability" shall have the meaning specified in Section 24 hereof.
"Lien" shall mean all mortgages, pledges, security interests, liens, encumbrances, claims or other charges of any kind whatsoever.
"Loss" shall have the meaning specified in Section 16 hereof.
"Purchase Agreement" shall mean any purchase agreement or other contract entered into between the Supplier and Lessee for the acquisition of the Equipment to be leased hereunder.
"Related Equipment Schedule" shall have the meaning specified in Section 27 hereof.
"Remedy Date" shall have the meaning specified in Section 22 hereof.
"Rent" shall mean the periodic rental payments due hereunder for the leasing of the Equipment, as set forth on the Equipment Schedules, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of this Lease.
"Rent Commencement Date" shall mean, with respect to an Equipment Group, (a) the date on which Lessor receives an executed Certificate of Acceptance for such Equipment from Lessee or (b) the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.
"Rent Payment Date" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith.
"Required Alteration" shall have the meaning specified in Section 11 hereof. "Stipulated Loss Value" shall mean, as of any Rent Payment Date and with respect to an Item of Equipment, the amount determined by multiplying the Total Cost for such Item of Equipment by the percentage specified in the applicable Stipulated Loss Value Supplement opposite such Rent Payment Date.
"Stipulated Loss Value Supplement" with respect to an Equipment Group, shall have the meaning set forth in the Equipment Schedule associated therewith. "Supplier" shall mean the manufacturer or the vendor of the Equipment, as set forth on each Equipment Schedule.
"Term" shall mean the Initial Term or any Renewal Term, each as defined in
Section 8 hereof, and any Extended Lease Term or Interim Term as defined in an Equipment Schedule.
"Total Cost" shall mean, with respect to an Item of Equipment, (a) the acquisition cost of such Item of Equipment (including Lessor's capitalized costs), as set forth on the Equipment Schedule on which such Item of Equipment is described, or (b) if no such acquisition cost is specified, the Supplier's invoice price for such Item of Equipment plus Lessor's capitalized costs, or (c) if no such acquisition cost is specified and no such invoice price is obtainable, an allocated price for such Item of Equipment based on the Total Cost of all Items of Equipment set forth on the Equipment Schedule on which such Item of Equipment is described, as determined by Lessor in its sole discretion. "Upgrade" shall have the meaning specified in Section 14 hereof.


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5. SUPPLIER NOT AN AGENT. LESSEE UNDERSTANDS AND AGREES THAT (a) NEITHER THE
SUPPLIER, NOR ANY SALES REPRESENTATIVE OR OTHER AGENT OF THE SUPPLIER, IS (1) AN AGENT OF LESSOR OR (2) AUTHORIZED TO MAKE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND (b) NO SUCH WAIVER OR ALTERATION SHALL VARY THE TERMS OF THIS LEASE UNLESS EXPRESSLY SET FORTH HEREIN.

6. ORDERING EQUIPMENT. Lessee has selected and ordered the Equipment from the Supplier and, if appropriate, has entered into a Purchase Agreement with respect thereto. Lessor may accept an assignment from Lessee of Lessee's rights, but none of Lessee's obligations, under any such Purchase Agreement. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Section 7 hereof. If an Item of Equipment is subject to an existing Purchase Agreement between Lessee and the Supplier, Lessee warrants that such Item of Equipment has not been delivered to Lessee as of the date of the Equipment Schedule applicable thereto. If Lessee causes the Equipment to be modified or altered, or requests any additions thereto prior to the Rent Commencement Date, Lessee (a) acknowledges that any such modification, alteration or addition to an Item of Equipment may affect the Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent with respect to such Item of Equipment, and (b) hereby authorizes Lessor to adjust such Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent as appropriate. Lessee hereby authorizes Lessor to complete each Equipment Schedule with the serial numbers and other identification data of the Equipment Group associated therewith, as such data is received by Lessor.

7. DELIVERY AND ACCEPTANCE. Upon Lessee's acceptance for lease of any Equipment delivered to Lessee and described in any Equipment Schedule, Lessee shall execute and deliver to Lessor a Certificate of Acceptance. LESSOR SHALL HAVE NO OBLIGATION TO ADVANCE FUNDS FOR THE PURCHASE OF THE EQUIPMENT UNLESS AND UNTIL LESSOR SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING THERETO EXECUTED BY LESSEE. Such Certificate of Acceptance shall constitute Lessee's acknowledgment that such Equipment (a) was received by Lessee, (b) is satisfactory to Lessee in all respects and is acceptable to Lessee for lease hereunder, (c) is suitable for Lessee's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms of this Lease (including, without limitation, Section 2 hereof).

8. TERM; SURVIVAL. With respect to any Item of Equipment, unless otherwise specified on an Equipment Schedule, the initial term of this Lease (the "Initial Term") shall commence on the date on which such Item of Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on the Initial Term Expiration Date for such Item of Equipment. With respect to an Item of Equipment, any renewal term of this Lease (individually, a "Renewal Term"), as contemplated hereby, shah commence immediately upon the expiration of the Initial Term or any prior Renewal Term, as the case may be, and, unless earlier terminated as provided herein, shall expire on the date on which the final payment of Rent is due and paid hereunder. Obligations of Lessee under the lease relating to Rent and other payment obligations, tax indemnification, general indemnification and return and maintenance of equipment, as applicable, shall survive the expiration, cancellation or other termination of the Term hereof.

9. RENT. Lessee shall pay the Rent set forth on the Equipment Schedule commencing on the Rent Commencement Date, and, unless otherwise set forth on such Equipment Schedule, on the same day of each payment period thereafter for the balance of the Term. Rent shall be due whether or not Lessee has received any notice that such payments are due. All Rent shall be paid to Lessor at its address set forth on the Equipment Schedule, or as otherwise directed by Lessor in writing.

10. LOCATION; INSPECTION; LABELS. The Equipment shall be delivered to the Equipment Location and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time. Lessor may, with reasonable notice to Lessee, remove the Equipment if the Equipment is, in the opinion of Lessor, being used beyond its capacity or is in any manner improperly cared for, abused or misused. At Lessor's request, Lessee shall affix permanent labels


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indicating Lessor's interest in the Equipment in a prominent place on the
Equipment and shall keep such labels in good repair and condition.

11. USE; ALTERATIONS. Lessee shall use the Equipment lawfully and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Lessee shall comply with all Applicable Law. Lessee shall immediately notify Lessor in writing of any existing or threatened investigation, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the Equipment or this Lease. Lessee, at its own expense, shall make such alterations, additions or modifications or improvements (each, a "Required Alteration") to the Equipment as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. All such Required Alterations shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder, and shall be free and clear of all Liens. Except as otherwise permitted herein, Lessee shall not make any alterations to the Equipment without Lessor's prior written consent.

12. REPAIRS AND MAINTENANCE. Lessee, at Lessee's own cost and expense, shall (a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications and Lessee's standard practices (but with respect to the latter, in no event less than industry practices), and (b) to maintain, service and repair the Equipment as otherwise required herein. Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes unfit or unavailable for use from any cause, with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Lease). Such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder, and shall be free and clear of all Liens.

13. RETURN OF EQUIPMENT. Upon the expiration (subject to Section 32 hereof and except as otherwise provided in an Equipment Schedule) or earlier termination of this Lease, Lessee, at its sole expense, shall assemble and return the Equipment to Lessor by delivering such Equipment F.A.S. or F.O.B. to such location or such carrier (packed for shipping) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be in the condition required by Section 12 hereof. All components of the Equipment shall have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any Item of Equipment fails to meet the standards set forth above, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing such Item of Equipment and restoring it so as to meet such standards. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

14. EQUIPMENT UPGRADES/ATTACHMENTS. In addition to the requirements of Section 11 hereof, Lessee, at its own expense, may from time to time add or install upgrades or attachments (each an "Upgrade") to the Equipment during the Term; provided, that such Upgrades (a) are readily removable without causing material damage to the Equipment, (b) do not materially adversely affect the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment, and (c) do not cause such Equipment to become "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647 (or such other successor tax provision), as of the date of installation of such Upgrade. Any such Upgrades which can be removed without causing damage to or adversely affecting the condition of the Equipment, or reducing the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment shall remain the property of Lessee; and upon the expiration or earlier termination of this Lease and provided that no Event of Default exists, Lessee may, at its option, remove any such Upgrades and, upon such removal, shall restore the Equipment to the condition required hereunder.


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15.SUBLEASE AND ASSIGNMENT. (a) WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE
SHALL NOT (1) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, THE EQUIPMENT OR ANY INTEREST THEREIN, OR (2) SUBLET OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN LESSEE.
(b) Lessor, at any time with or without notice to Lessee, may sell, transfer, assign and/or grant a security interest, in all or any part of Lessor's interest in this Lease, any Equipment Schedule or any Item of Equipment (each, a "Lessor Transfer"), provided that no such Lessor Transfer will increase Lessee's burdens or risks hereunder. In the event of a Lessor Transfer, any purchaser, transferee, assignee or secured party (each a "Lessor Assignee") shall, from the date of such Lessor Transfer, have all of Lessor's obligations hereunder and shall have and may exercise all of Lessor's rights hereunder with respect to the items to which any such Lessor Transfer relates, and LESSEE SHALL NOT ASSERT AGAINST ANY SUCH LESSOR ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT LESSEE MAY HAVE AGAINST LESSOR ARISING FROM ANY ACTIONS OR OMISSIONS OF OR BY THE LESSOR. Lessee acknowledges that no such sale, transfer, assignment and/or security interest will change Lessee's duties hereunder or increase its burdens or risks hereunder. Lessee agrees that upon written notice to Lessee of any such sale, transfer, assignment and/or security interest, Lessee shall acknowledge receipt thereof in writing and shall comply with the directions and demands of any such Lessor Assignee.

16. RISK OF LOSS; DAMAGE TO EQUIPMENT. (a) Lessee shall bear the entire risk of loss (including without limitation, theft, destruction, disappearance of or damage to any and all Items of Equipment ("Loss") from any cause whatsoever), whether or not insured against, during the Term hereof until the Equipment is returned to Lessor in accordance with Section 13 hereof. No Loss shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease.
         (b) In the event of Loss to any Item of Equipment, Lessee shall immediately notify Lessor of same, and at the option of Lessor, Lessee shall within thirty (30) days following such Loss: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to Lessor) in as good condition and repair, and with the same value, remaining useful economic life and utility, as such replaced Item of Equipment immediately preceding the Loss (assuming that such replaced Item of Equipment was in the condition required by this Lease), which replacement equipment shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder and shall be free and clear of all Liens; or (3) pay to Lessor the sum of (i) all Rent due and owing hereunder with respect to such Item of Equipment (at the time of such payment) plus (ii) the Stipulated Loss Value as of the Rent Payment Date next following the date of such Loss with respect to such Item of Equipment. Upon Lessor's receipt of the payment required under subsection (3) above, Lessee shall be entitled to Lessor's interest in such Item of Equipment, in its then condition and location, "as is" and "where is", without any warranties, express or implied and, as applicable, Lessor will file all necessary UCC forms releasing its interest in such Item of Equipment.

17. INSURANCE. (a) Lessee shall, at all times during the Term hereof (until the Equipment shall have been received by Lessor) and at Lessee's own cost and expense, maintain (1) insurance against all risks of physical loss or damage to the Equipment (which shall include theft and collision for Equipment consisting of motor vehicles, but shall not exclude loss resulting from flood or earthquake) in an amount not less than the greater of the full replacement value thereof or the Stipulated Loss Value thereof if applicable, and (2) commercial general liability insurance (including blanket contractual liability coverage and products liability coverage) for personal and bodily injury and property damage in an amount satisfactory to Lessor.
         (b) All insurance policies required hereunder shall (1) require thirty
(30) days' prior written notice of cancellation or material change in coverage to Lessor (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including Key Corporate Capital Inc., their successors and assigns" as an additional insured under the public liability policies and name Lessor as joint loss payee under the property insurance policies related in any way to the Equipment leased hereunder; (3) not require contributions from other policies held by Lessor; (4) waive any right of subrogation against Lessor related in any way to the Equipment leased hereunder;


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(5) in respect of any liability of Lessor, except for the insurers' salvage rights in the event of a loss, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due Lessor under such policies; (6) not require that Lessor pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than Lessor) and shall insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other person (other than Lessor). Prior to the first date of delivery of any Item of Equipment hereunder, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Lessee shall deliver to Lessor a certificate of insurance (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

18. GENERAL TAX INDEMNIFICATION. Lessee shall pay when due and shall indemnify and hold Lessor harmless from and against (on an after-tax basis) any and all taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature arising out of or related to this Lease (together with interest and penalties thereon and including, without limitation, sales, use, gross receipts, personal property, real property, real estate excise, ad valorem, business and occupational, franchise, value added, leasing, leasing use, documentary, stamp or other taxes) imposed upon or against Lessor, any Lessor Assignee, Lessee or any Item of Equipment by any Governmental Authority with respect to any Item of Equipment or the manufacturing, ordering, sale, purchase, shipment, delivery, acceptance or rejection, ownership, titling, registration, leasing, subleasing, possession, use, operation, removal, return or other dispossession thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease, excepting only all Federal, state and local taxes on or measured by Lessor's net income (other than income tax resulting from making any alterations, improvements, modifications, additions, upgrades, attachments, replacements or substitutions by Lessee made without consent of Lessor). Whenever this Lease terminates as to any Item of Equipment, Lessee shall, upon written request by Lessor and concurrence by Lessee, whose concurrence shall not be unreasonably withheld, advance to Lessor the amount estimated by Lessor to be the personal property or other taxes on said item which are not yet payable, but for which Lessee is responsible. Lessor shall, at Lessee's request, provide Lessee with Lessor's method of computation of any estimated taxes.

19. LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to perform any of its obligations contained herein, Lessor may (but shall not be obligated to) perform such obligations, and the amount of the reasonable costs and expenses of Lessor incurred in connection with such performance, together with interest on such amount at the Default Rate, shall be payable by Lessee to Lessor upon demand. No such performance by Lessor shall be deemed a waiver of any rights or remedies of Lessor, or be deemed to cure the default of Lessee hereunder.

20. DELINQUENT PAYMENTS. If Lessee fails to pay any Rent or other sums under this Lease within five (5) days of the date when the same becomes due, Lessee shall pay to Lessor a late charge equal to the lesser of five percent (5%) of such delinquent amount or the maximum amount permitted under Applicable Law. Such late charge shall be payable by Lessee upon demand by Lessor and shall be deemed Rent hereunder.

21. PERSONAL PROPERTY; LIENS. Lessor and Lessee hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Lessee shall at all times keep the Equipment free and clear from all Liens. Lessee shall (a) give Lessor immediate written notice of any such Lien, (b) promptly, at Lessee's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (c) indemnify and hold Lessor, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien.

22. EVENTS OF DEFAULT; REMEDIES. (a) As used herein, the term "Event of Default" shall mean any of the following events: (1) Lessee fails to pay any Rent within ten (10) days after the same shall have become due; (2)

Lessee or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or any Guarantor or of all or a substantial part of Lessee's or such Guarantor's assets is appointed with or without the application or consent of Lessee or such Guarantor, respectively; (4) a petition is filed by or against Lessee or any Guarantor under any bankruptcy, insolvency or similar legislation; (5) Lessee or any Guarantor violates or fails to perform any provision of either this Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party; (6) Lessee violates or fails to perform any covenant or representation made by Lessee herein; (7) any representation or warranty made herein or in any certificate, financial statement or other statement furnished to Lessor (or Lessor's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made; (8) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; (9) there is a material adverse change in Lessee's or any Guarantor's financial condition since the first Rent Commencement Date of any Equipment Schedule executed in connection herewith; (10) Lessee merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of Lessor, which consent shall not be unreasonably withheld; (11) a change in control occurs in Lessee or any Guarantor that adversely impacts the Lessee's or Guarantor's ability to perform its obligations hereunder; or (12) the death or dissolution of Lessee or any Guarantor. An Event of Default with respect to any Equipment Schedule hereunder shall, at Lessor's option, constitute an Event of Default for all Equipment Schedules hereunder and any other agreements between Lessor and Lessee.

         (b) Upon the occurrence of an Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall elect: (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; (2) sell any Item of Equipment at public or private sale and, Lessor shall apply to or offset any amounts received pursuant to such sale; (3) hold, keep idle or lease to others any Item of Equipment as Lessor in its sole discretion may determine and if leased, Lessor shall apply to or offset any amounts received pursuant to such lease; (4) by notice in writing to Lessee, cancel or terminate this Lease, without prejudice to any other remedies hereunder; (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 13 hereof, provided, however, that Lessee shall remain and be liable to Lessor for any amounts provided for herein or other damages resulting from the Equipment not being in the condition required by Section 12 hereof, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice; (6) enter upon the premises of Lessee or other premises where any Item of Equipment may be located and, without notice to Lessee and with or without legal process, take possession of and remove all or any such Items of Equipment without liability to Lessor by reason of such entry or taking possession, and without such action constituting a cancellation or termination of this Lease unless Lessor notifies Lessee in writing to such effect except Lessor shall apply to or offset any amounts if received from the sale, rents, lease or such Items of Equipment; (7) by written notice to Lessee specifying a payment date (the "Remedy Date"), demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the Remedy Date plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated; or (ii) the Stipulated Loss Value, computed as of the Remedy Date or, if the Remedy Date is not a Rent Payment Date, the Rent Payment Date next following the Remedy Date (provided, however, that, with respect to any proceeds actually received by Lessor for any Item of Equipment returned to or repossessed by Lessor, Lessor agrees that it shall first apply such proceeds to satisfy Lessee's obligation to pay the Stipulated Loss Value or, if Lessor has received payment in full of the Stipulated Loss Value from Lessee, Lessor shall remit such proceeds to Lessee (after first deducting any Lessor Expense) up to the amount of the Stipulated Loss Value; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place located within the United States as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. If an Event of Default occurs, Lessee hereby agrees that ten (10) days prior notice to Lessee of (A) any public sale or (B) the time after which a private sale may be negotiated shall be conclusively deemed reasonable and, to the extent permitted by Applicable Law, Lessee waives all rights and defenses with respect to such disposition of the Equipment and, Lessor shall apply to or offset any amounts received from such sale. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor at law or in equity, and no express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

23. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon the earlier of receipt or three (3) days after mailing if mailed in accordance with the terms of this Section.

24. GENERAL INDEMNIFICATION. (a) Lessee shall pay, and shall indemnify and hold Lessor harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including reasonable attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (1) the Lease Documents, (2) the manufacture, purchase, ownership, selection, acceptance, rejection, possession, lease, sublease, operation, use, maintenance, documenting, inspection, control, loss, damage, destruction, removal, storage, surrender, sale, use, condition, delivery, nondelivery, return or other disposition of or any other matter relating to any Item of Equipment or any part or portion thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark or copyright infringement) and any and all Liabilities in any way relating to or arising out of injury to persons, properties or the environment or any and all Liabilities based on strict liability in tort, negligence, breach of warranties or violations of any regulatory law or requirement, (3) a failure to comply fully with Applicable Law and (4) Lessee's failure to perform any covenant, or Lessee's breach of any representation or warranty, hereunder; provided, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of Lessor.

         (b) Lessee shall promptly deliver to Lessor (1) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency and (2) copies of any documents submitted by Lessee or any of its subsidiaries to the United States Environmental Protection Agency or to any state, county or municipal environmental or health agency concerning the Equipment or its operation.

25. SEVERABILITY; CAPTIONS. Any provision of this Lease or any Equipment Schedule which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

26. LESSOR'S EXPENSE. Lessee shall pay all reasonable costs and expenses of Lessor, including, without limitation, reasonable attorneys' and other professional fees, the fees of any collection agencies and appraisers and all other costs and expenses related to any sale or re-lease of the Equipment (including storage costs), incurred by

Lessor in enforcing any of the terms, conditions or provisions hereof or in protecting Lessor's rights hereunder (each a "Lessor Expense").

27. RELATED EQUIPMENT SCHEDULES. In the event that any Item of Equipment covered under any Equipment Schedule hereunder may become attached or affixed to, or used in connection with, Equipment covered under another Equipment Schedule hereunder (a "Related Equipment Schedule"), Lessee agrees that, if Lessee elects to exercise a purchase or renewal option under any such Equipment Schedule, or if Lessee elects to return the Equipment under any such Equipment Schedule pursuant to Section 13 hereof, then Lessor, in its sole discretion, may require that all Equipment leased under all Related Equipment Schedules be similarly disposed of.

28. FINANCIAL AND OTHER DATA. During the Term hereof, Lessee shall furnish Lessor (a) as soon as available, and in any event within 120 days after the last day of each fiscal year, financial statements of Lessee and each Guarantor and
(b) from time to time as Lessor may reasonably request, other financial reports, information or data (including federal and state income tax returns) and quarterly or interim financial statements of Lessee and each Guarantor. All annual information shall be audited by an independent certified public accountant.

29.      [RESERVED]

30.      [RESERVED]

31. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants that: (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Lease and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Lessee, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Lessee except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; (c) the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof; (d) there are no actions or proceedings to which Lessee is a party, and there are no other threatened actions or proceedings of which Lessee has knowledge, before any Governmental Authority, which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations hereunder; (e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures; (g) the financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally acceptable accounting principles consistently applied ("GAAP"), and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Lessee; (i) Lessee does not conduct business under a trade, assumed or fictitious name except as set forth in the attached Appendix A; (j) the Equipment is being leased hereunder solely for business purposes and that no item of Equipment will be used for personal, family or household purposes; and (k) except as previously disclosed in writing to Lessor, neither Lessee nor any of its officers or directors (if a corporation), partners (if a partnership) or members (if a limited liability company) has, directly or indirectly, any financial interest in the Supplier.

32. RENEWAL AND PURCHASE OPTIONS. With respect to an Equipment Schedule and the Equipment Group set forth thereon, Lessee shall have the purchase and renewal options set forth in such Equipment Schedule.

33. LESSEE'S WAIVERS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE (a) WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE AND (b) ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO RECOVER INCIDENTAL OR CONSEQUENTIAL DAMAGES FROM LESSOR FOR ANY BREACH OF WARRANTY OR FOR ANY OTHER REASON OR TO SETOFF OR DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM LESSOR'S DEFAULT, IF ANY, UNDER THIS LEASE PROVIDED, HOWEVER, THAT NO SUCH WAIVER SHALL PRECLUDE LESSEE FROM ASSERTING ANY SUCH CLAIM AGAINST LESSOR IN A SEPARATE CAUSE OF ACTION INCLUDING ANY CLAIM ARISING AS A RESULT OF LESSOR'S BREACH OF SECTION 38 HEREOF.

34. UCC FILINGS. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE DEEMED NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

35. MISCELLANEOUS. Time is of the essence with respect to this Lease. ANY FAILURE OF LESSOR TO REQUIRE STRICT PERFORMANCE BY LESSEE OR ANY WAIVER BY LESSOR OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS LEASE. This Lease and each Equipment Schedule shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. This Lease will be binding upon Lessor only if executed by a duly authorized officer or representative of Lessor at Lessor's address set forth above. The Lease Documents shall be executed on Lessee's behalf by an Authorized Signer of Lessee. THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

36. JURY TRIAL WAIVER. LESSOR AND LESSEE HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THE LEASE, THE LEASE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH LESSOR OR LESSEE MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. LESSEE AND LESSOR AGREE THAT THEIR RESPECTIVE RIGHT TO JURY TRIAL IS WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS AGREEMENT OR THE OTHER LEASE DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY LESSOR AND LESSEE WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LEASE AND THE LEASE DOCUMENTS.

37. MORE THAN ONE LESSEE. If more than one person or entity executes the Lease Documents as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shah apply both individually and jointly.

38. QUIET ENJOYMENT. So long as no Default or Event of Default has occurred and is continuing, Lessee shall peaceably hold and quietly enjoy the Equipment without interruption by Lessor or any person or entity claiming through Lessor.

39. ENTIRE AGREEMENT. This Lease, together with all other Lease Documents constitute the entire understanding or agreement between Lessor and Lessee with respect to the leasing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. Neither this Lease nor any Equipment Schedule may be amended except by a writing signed by Lessor and Lessee.

                                             Lessee's Initials:   /s/ RJK
                                                               _________________

40. EXECUTION IN COUNTERPARTS. This Master Equipment Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.

LESSOR:                                        LESSEE:

KEYCORP LEASING,                               SYNAPTICS INCORPORATED
A DIVISION OF KEY CORPORATE CAPITAL INC.

By:      /s/ Ronald M. Bruzdzinski Jr.         By:      /s/ R. J. Knittel
   _____________________________________          ______________________________
Name:    Ronald M. Bruzdzinski Jr.             Name:    R. J. Knittel
Title:   Regional Lease Contract Manager       Title:   CFO

                                   APPENDIX A

                                SYNAPTICS UK LTD

                                SYNAPTICS TAIWAN

                                                          Customer Number: 33141
                                                             Lease Number: 33143
                                                       Lessee Number: 8800020138

                                                       EQUIPMENT SCHEDULE NO. 01

                                                                    STANDARD CSA

         EQUIPMENT SCHEDULE NO. 01 dated as of November 28, 2000 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and SYNAPTICS INCORPORATED, a California corporation ("Lessee").

                            I N T R O D U C T I O N:

         Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of November 28, 2000 (the "Master Lease"; the Master Lease and this Schedule are hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when this Lease is delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

         1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $499,030.24.

         2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which Lessor disburses funds to Lessee in the amount specified on this schedule, and, unless earlier terminated as provided herein, shall expire on a date which is thirty six (36) months after the Rent Commencement Date (the "Initial Term Expiration Date").

         3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in thirty six (36) consecutive monthly installments payable in advance on the Rent Commencement Date and on the same day each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $15,646.69.

         4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 2381 Bering, San Jose, CA 95134. The billing address of Lessee is as follows: SYNAPTICS INCORPORATED, 2381 Bering, San Jose, CA 95134.




         5. LESSEE'S PURCHASE, RENEWAL AND OPTION TERMS.

         (a) Dollar Purchase Option. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

         On the Initial Term Expiration Date and so long as no Default or Event of Default shall have occurred and be continuing, Lessee shall pay to Lessor an amount equal to $1.00. Upon payment in full by Lessee of all Rent (and all other sums) payable to Lessor hereunder, Lessor shall promptly release its interest in the Equipment and, as applicable, by filing all necessary UCC forms to affect such releases.

         6. NATURE OF TRANSACTION; SECURITY AGREEMENT. (a) General. To secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessor pursuant to this Lease or otherwise, Lessee hereby grants to Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale). In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be filed at Lessee's expense not to exceed ONE HUNDRED DOLLARS AND ZERO CENTS ($100.00), Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected the security interest granted by Lessee herein.

         (b) Personal Property Tax. Lessee recognizes that, pursuant to Section 18 of the Master Lease, it is Lessee's responsibility to pay any property tax bills. Lessor and Lessee acknowledge that personal property tax policies vary from state to state and that, where uncertainty exists as to a particular state's policies, Lessee shall contact its attorneys or financial advisors (who may be familiar with such state's personal property tax policy) for advice. Unless otherwise directed in writing by Lessor or otherwise required by Applicable Law, Lessee will list itself as owner of all Items of Equipment for property tax purposes and will promptly pay all such taxes when due. In those jurisdictions in which Lessor is required to list itself as owner of all such Items of Equipment, upon receipt by Lessee of any property tax bill pertaining to such Items of Equipment, Lessee will promptly forward to Lessor such property tax bill and related payment. Upon receipt by Lessor of any such property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay such tax and will invoice Lessee for the expense if Lessee has not submitted its payment with such bill. Upon receipt of said invoice (if any), Lessee shall promptly reimburse Lessor for such expense.

         (c) Disclaimer. LESSEE HEREBY ACKNOWLEDGES THAT LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED THEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.

         7. STIPULATED LOSS VALUE; DISCOUNT RATE. (a) There are no Stipulated Loss Values or Stipulated Loss Value Supplements applicable to the Equipment described on this Schedule.

         (b) Any provision of this Lease to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Schedule shall be made using a discount rate equal to five percent (5%).

         8. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

         (a) Section 6 of the Master Lease ("Ordering Equipment") is hereby deleted in its entirety and the following is substituted in its place:

                  Lessee has selected and ordered the Equipment from the Supplier and, if appropriate, has entered into a Purchase Agreement with respect thereto, Lessor may accept an assignment from Lessee of Lessee's rights, but none of Lessee's obligations, under any such Purchase Agreement. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Section 7 hereof. If an Item of Equipment is subject to an existing Purchase Agreement between Lessee and the Supplier, Lessee warrants that such Item of Equipment has been delivered to Lessee as of the date of the Equipment Schedule applicable thereto. If Lessee causes the Equipment to be modified or altered, or requests any additions thereto prior to the Rent Commencement Date, Lessee
                  (a) acknowledges that any such modification, alteration or addition to an Item of Equipment may affect the Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent with respect to such Item of Equipment, and (b) hereby authorizes Lessor to adjust such Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent as appropriate. Lessee hereby authorizes Lessor to complete each Equipment Schedule with the serial numbers and other identification data of the Equipment Group associated therewith, as such data is received by Lessor.

         (b) Section 13 of the Master Lease is hereby deleted in its entirety and the following is substituted in its place:

                  [RESERVED]

         (c) Section 16(b)(3) of the Master Lease is hereby deleted in its entirety and the following is substituted in its place:

                  pay to Lessor an amount, with respect to such Item of Equipment, equal to the Rent then due and owing for such Item of Equipment, plus the Rent payable for such Item of Equipment for the remainder of the Term, after discounting such Rent to present worth on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had the Loss or Damage not occurred.

         (d) Section 17(a) of the Master Lease ("Insurance") is hereby amended to delete subsection "(1)" and substitute the following in its place:

                  insurance against all risks of physical loss or damage to the Equipment (including theft and collision for Equipment consisting of motor vehicles) in an amount not less than the full replacement cost thereof.

         (e) Section 17(b) of the Master Lease ("Insurance") is hereby amended to delete subsection "(8)" and substitute the following in its place:

                  Prior to the first date of delivery of any Item of Equipment hereunder, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Lessee shall deliver to Lessor a certificate of insurance (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

         (f)      [RESERVED]

         (g) Section 22(a) of the Master Lease ("Events of Default") is hereby amended to delete subsection "(5)" and substitute the following in its place:

                  Lessee or any Guarantor violates or fails to perform any provision of either this Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor, its parent, subsidiaries or affiliates

         (h) Section 22(b) of the Master Lease ("Events of Default") is hereby amended to delete subsection "(7)" and substitute the following in its place:

                  by written notice to Lessee specifying a payment date (the "Remedy Date"), may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the Remedy Date plus the following amount which Lessor shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated.

         (i) Section 31(j) of the Master Lease is hereby deleted in its entirety and the following is substituted in its place:

                  the Equipment is being leased hereunder solely for business purposes and that no item of Equipment will be used for personal, family or household purposes. Lessee allows its employees from time to time to use those items of equipment designated as laptop computers for limited personal use. This in no way alters the Lessee's intent to consider such equipment as being solely for business purposes; and

         9. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         10. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

         11. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, or any other Lease Documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

         12. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of this Lease, and all terms contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms of the Master Lease except as they may be modified hereby. To the extent that any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee, at Lessor's expense shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of this Lease.

(The remainder of this page has been intentionally left blank)

         13. POWER OF ATTORNEY. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

LESSOR:                                       LESSEE:

KEYCORP LEASING,                              SYNAPTICS INCORPORATED
A DIVISION OF KEY CORPORATE CAPITAL INC.

By:      /s/ Ronald M. Bruzdzinski Jr.        By:      /s/ R. J. Knittel
   ___________________________________           _______________________________
Name:    Ronald M. Bruzdzinski Jr.            Name:    R. J. Knittel
Title:   Regional Lease Contract Manager      Title:   CFO


COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                                          Customer Number: 33141
                                                            Lessee Number: 33143
                                                       Lessee Number: 8800020138

                                                                AMENDMENT NO. 01
                                                    TO EQUIPMENT SCHEDULE NO. 01

         THIS AMENDMENT dated as of December 20, 2000 amends that certain Equipment Schedule No. 01 dated as of November 28, 2000 (the "Schedule") which incorporates by reference the Master Equipment Lease Agreement dated as of November 28, 2000 (the "Master Lease"), both between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., as Lessor, and SYNAPTICS INCORPORATED, as Lessee. Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Master Lease.

         Lessor and Lessee hereby agree that from and after the date hereof, the Schedule will be amended as follows:

         MODIFICATIONS TO SCHEDULE:

               1.   Changes to Total Cost and Rent: (a) The last sentence of
                    Section 1 ("Equipment") shall be deleted in its entirety and replaced with the following new sentence:

                    The aggregate Total Cost of such Equipment is $499,030.24.

                    (b) The last sentence of Section 3 ("Rent Payment Dates; Rent") shall be deleted in its entirety and replaced with the following new sentence:

                    Each such installment of Rent shall be in an amount equal to $15,545.03.

         EXCEPT AS MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE MASTER LEASE AND THE SCHEDULE SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first above written.

LESSOR:                                       LESSEE:

KEYCORP LEASING,                              SYNAPTICS INCORPORATED
A DIVISION OF KEY CORPORATE CAPITAL INC.

By:      /s/ Ronald M. Bruzdzinski Jr.        By:      /s/ R. J. Knittel
________________________________________        ________________________________
Name:    Ronald M. Bruzdzinski Jr.            Name:    R. J. Knittel
Title:   Regional Lease Contract Manager      Title:   CFO


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